UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2008

VECTOR INTERSECT SECURITY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52247	20-3200738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Challenger Road, Ridgefield Park, NJ	07660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 708-9801

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 5, 2008, Vector Intersect Security Acquisition Corp. (“Vector” or the “Company”) issued a press release announcing an amendment to the terms of its $30 million commitment with lender TD Banknorth N.A. (“TD Banknorth”), whereby TD Banknorth agreed to increase the amount of the facility to $33 million from $30 million.

Vector also announced it has entered into a term sheet for up to $12 million in short term financing with a third-party lender. The facility will be available before the shareholder vote on the proposed transaction (the “Acquisition”) with Cyalume Light Technologies Inc. (“Cyalume”) and will be repaid on the earlier of 5 days after the closing of the Acquisition or December 31, 2008. The Acquisition is described more fully in the Current Reports on Form 8-K that the Company filed with the Securities and Exchange Commission on February 21, 2008 and November 4, 2008.

Finally, Vector announced it has postponed the date of its special shareholder meeting to vote on the proposed transaction with Cyalume. It had previously been announced that the shareholder meeting would take place on November 7, 2008. The new date for the special shareholders meeting will be Friday, November 21, 2008 and it will take place at the offices of Loeb & Loeb, 345 Park Avenue, New York, N.Y. 10154 at 10:00 am, Eastern Time.

A copy of the press release is attached hereto as Exhibit 99.1.

Stockholders of Vector are advised to read, when available, each preliminary proxy statement of Vector and its definitive proxy statement in connection with its solicitation of proxies for a special meeting of stockholders because they will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Vector Security Intersect Acquisition Corporation, 65 Challenger Road, Ridgefield Park, NJ, 07660. Each preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission's internet site www.sec.gov.

Vector and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Vector's stockholders to be held to approve the Acquisition. Information regarding Vector's directors and executive officers is available in its Form 10-K for the year ended December 31, 2007, filed with the U.S. Securities and Exchange Commission, and such information will be available in the proxy statements. No person other than Vector has been authorized to give any information or to make any representations on behalf of Vector or Cyalume in connection with the Acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by Vector.

Item 9.01	Financial Statements and Exhibits.
	Exhibit No.	Description
	99.1	Press Release dated November 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2008	VECTOR INTERSECT SECURITY ACQUISITION CORP.
	By:	/s/ Yaron Eitan
Yaron Eitan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 5, 2008